UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 10, 2018

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 9, 2018, the Company's Board of Directors received a letter from Knighthead Capital Management, LLC ("Knighthead"), attached as Exhibit 99.1 to this Form 8-K, discussing matters related to the Company's Offer to Purchase and Consent Solicitation dated April 2, 2018.

On April 10, 2018 Knighthead released the contents of their April 9 letter to the public.  In response to that public disclosure, the Company is filing as Exhibit 99.2 to this Form 8-K the attached letter in which the Company responded to Knighthead's letter.

The information reported in this Item 8.01, including the materials attached as Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1	Letter dated April 9, 2018 from Knighthead Capital Management, LLC to Comstock Resources, Inc.
Exhibit 99.2	Letter dated April 10, 2018 from Comstock Resources, Inc. to Knighthead Capital Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: April 10, 2018	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer